                                                                    Exhibit 10.6

                                                                       EXECUTION

                          BEASLEY FM ACQUISITION CORP.
              BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INC.
               BEASLEY BROADCASTING OF EASTERN PENNSYLVANIA, INC.
                     BEASLEY BROADCASTING OF ARKANSAS, INC.
                                 W&B MEDIA, INC.
                 BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC.
                 BEASLEY BROADCASTING OF COASTAL CAROLINA, INC.
                      BEASLEY-REED ACQUISITION PARTNERSHIP
                               BEASLEY RADIO, INC.


                       FIRST AMENDMENT TO CREDIT AGREEMENT


                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "AMENDMENT") is dated as of August 11, 1999 and entered into by and among BEASLEY FM ACQUISITION CORP., a Delaware corporation ("FM ACQUISITION CORP."), BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INC., a North Carolina corporation ("BEASLEY OF NORTH CAROLINA"), BEASLEY BROADCASTING OF EASTERN PENNSYLVANIA, INC., a Delaware corporation ("BEASLEY OF PENNSYLVANIA"), BEASLEY BROADCASTING OF ARKANSAS, INC., a Delaware corporation ("BEASLEY OF ARKANSAS"), W&B MEDIA, INC., a North Carolina corporation ("W&B"), BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC., a Delaware corporation ("BEASLEY OF Florida"), BEASLEY BROADCASTING OF COASTAL CAROLINA, INC., a Delaware corporation ("BEASLEY OF COASTAL CAROLINA"), BEASLEY-REED ACQUISITION PARTNERSHIP, a Delaware general partnership ("BEASLEY-REED"), and BEASLEY RADIO, INC., a Delaware corporation ("BEASLEY RADIO"); each of FM Acquisition Corp., Beasley of North Carolina, Beasley of Pennsylvania, Beasley of Arkansas, W&B, Beasley of Florida, Beasley of Coastal Carolina, Beasley-Reed and Beasley Radio are a "BORROWER" and collectively, the "BORROWERS"), on a joint and several basis, the financial institutions listed on the signature pages hereof ("LENDERS"), and BANK OF MONTREAL, CHICAGO BRANCH ("BANK OF MONTREAL"), as agent for Lenders (in such capacity, "AGENT"), and is made with reference to that certain Credit Agreement dated as of March 30, 1998 (as amended, supplemented or otherwise modified to the date hereof, the "CREDIT AGREEMENT"), by and among Borrowers, certain Lenders and Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement or in Section 1.1 hereof.

                                    RECITALS

                  WHEREAS, Borrowers desire to amend the Credit Agreement to (i) increase the aggregate Commitments from $140,000,000 to $150,000,000, (ii) change the amounts of the scheduled reductions of the Commitments, (iii) extend the final maturity of the Commitments to December 31, 2006, (iv) amend certain financial covenants, (v) permit certain investments in non-broadcast radio businesses, (vi) permit the transfer of certain tower sites to an Affiliate of Borrowers, (vii) permit the transfer of certain equity interests in Borrowers to a trust for estate planning purposes, and (viii) make certain other amendments thereto, in each case on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

1.1      AMENDMENTS TO SECTION 1:  DEFINITIONS

         A. Subsection 1.1 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

                  "ACKNOWLEDGMENT AND CONSENT" means the Acknowledgment and Consent executed and delivered in connection with the First Amendment by Credit Parties and their Affiliates party to the Affiliate Subordination Agreement, substantially in the form of Exhibit XVIII annexed hereto.

                  "BFT" means Beasley Family Towers, a Delaware corporation and an Affiliate of Borrowers.

                  "FIRST AMENDMENT" means that certain First Amendment to Credit Agreement dated as of August 11, 1999 by and among Borrowers and the Lenders party thereto.

                  "FIRST AMENDMENT EFFECTIVE DATE" has the meaning assigned to that term in the First Amendment.

                  "TRANSFERRED TOWER SITES" means those broadcast towers (and the real property on which such towers are located) described on
         Schedule 7.7(vii) annexed hereto.

                  "YEAR 2000 PROBLEMS" means limitations in the capacity or readiness to handle date information for the Year 1999 or years beginning January 1, 2000 of any of the hardware, firmware or software systems owned or leased or otherwise controlled by any of the Credit Parties ("SYSTEMS") associated with information processing and delivery, operations or services (e.g., security and alarms, elevators, communications, and HVAC) operated by or under the control of the Credit Parties.

         B. Subsection 1.1 of the Credit Agreement is hereby further amended by deleting the definitions of "Agreement", "Combined Operating Cash Flow", "Loan Documents", "Revolving Notes" and "Stated Maturity Date" therefrom in their entirety and substituting therefor the following:

                  "AGREEMENT" shall mean this Credit Agreement dated as of March 30, 1998, as it may be amended, supplemented or otherwise modified from time to time.

                  "COMBINED OPERATING CASH FLOW" shall mean for Borrowers and the Subsidiaries on a combined basis and determined in accordance with GAAP, for the four (4) Fiscal Quarter period ending on the date of determination, (a) net income or loss for such period, excluding (i) extraordinary gains and losses, if any, for such period and (ii) the write-up or write-down of assets for such period, plus (b) to the extent deducted in determining net income for such period, the sum of (i) depreciation expense for such period, (ii) amortization expense for such period, (iii) Combined Cash Interest Expense during such period, (iv) taxes expensed during such period, (v) other deferred or non-cash expenses relating to trade for such period,
         (vi) LMA Payments for such period, (vii) fees and expenses paid by the Borrowers hereunder or under the other Loan Documents for the effectiveness of such agreements and the other Closing Date transactions, (viii) all legal fees and expenses incurred by Borrowers with respect to any acquisition or disposition of a Station permitted hereunder as a "like-kind" exchange under Section 1031 of the Internal Revenue Code, (ix) legal fees incurred by Borrowers with respect to any acquisition of a Station permitted hereunder, to the extent such legal fees do not exceed $50,000 for any such acquisition or series of related acquisitions, and (x) up to $300,000 of severance costs associated with the termination of employees in connection with the change in format of WWDB-FM (Philadelphia) from a time-brokered station to a news/talk format, minus (c) to the extent included in determining net income for such period, non-cash revenue relating to trade. For purposes of calculating Combined Operating Cash Flow with respect to assets not owned by the Borrowers for the full preceding 12-month period, Combined Operating Cash Flow shall be calculated as if (A) any operations acquired by any Borrower at any time during the preceding 12-month period had been in fact owned by such Borrower for the full preceding 12-month period, and (B) any operations disposed of by any Borrower at any time during the preceding 12-month period had not been owned by the Borrowers for any of the full preceding 12-month period.

                  "LOAN DOCUMENTS" means this (i) Agreement, (ii) the Notes,
         (iii) the Letters of Credit (and any applications for, or reimbursement agreements or other documents or certificates executed by any Borrower in favor of Issuing Lender relating to, the Letters of Credit), (iv) the Subsidiary Guaranty, (v) the Security Documents, (vi) the Acknowledgment and Consent and (vii) any Interest Rate Agreements entered into by Borrowers with any Person that is or was a Lender or an Affiliate of a Lender at the time of entry into such agreement.

                  "REVOLVING NOTES" means (i) the promissory notes of Borrowers referred to in subsection 2.1D and issued on the First Amendment Effective Date, and (ii) any promissory notes issued thereafter by Borrowers pursuant to the last sentence of subsection 10.1B(i) in connection with assignments of the Revolving Loan Commitments and Revolving Loans of any Lenders, in each case substantially in the form of Exhibit IV annexed hereto, as they may be amended, supplemented or otherwise modified from time to time.

                  "STATED MATURITY DATE" means December 31, 2006.

1.2      AMENDMENTS TO SECTION 2:  AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

         A. Subsection 2.1A of the Credit Agreement is hereby amended by adding immediately prior to the "." at the end of the second sentence thereof the following:

         "; and provided, further that on the First Amendment Effective Date,
         (A) each Lender on such date shall have the Revolving Loan Commitment set forth opposite its name on Schedule 2.1A annexed hereto and (B) the aggregate amount of the Revolving Loan Commitments as at the First Amendment Effective Date shall increase to $150,000,000, in each case without any further action on the part of any Borrower or Lender, and each such Lender agrees to continue its outstanding Loans on such date and extend the maturity date thereof so that, immediately after giving effect to such continuation and the reallocation described in subsection 2.1F, each Lender will hold Loans in the amount of its Pro Rata Share of the aggregate amount of the Commitments as set forth on
         Schedule 2.1A, maturing on December 31, 2006."

         B. Subsection 2.1D of the Credit Agreement is hereby amended by deleting the first sentence thereof in its entirety and substituting therefor the following:

         "On the First Amendment Effective Date, Borrowers executed and delivered to each Lender (or to Agent for that Lender) a Revolving Note substantially in the form of Exhibit IV annexed hereto to evidence that Lender's Revolving Loan, in the principal amount of that Lender's Revolving Loan Commitment and with other appropriate insertions."

         C. Subsection 2.1 of the Credit Agreement is hereby further amended by adding at the end thereof a new subsection 2.1E as follows:

                 "E. REALLOCATION OF PRO RATA SHARES. Notwithstanding anything to the contrary herein, but subject to the following provisions of this paragraph, as of the First Amendment Effective Date all outstanding Loans shall be continued as Loans (in a principal amount equal to the aggregate principal amount of all outstanding Loans) hereunder, and shall be subject to the terms and provisions of this Agreement. On the First Amendment Effective Date, each Lender that will have a greater Pro Rata Share (as reflected in Schedule 2.1A annexed hereto) with respect to Loans upon the First Amendment Effective Date than its Pro Rata Share immediately prior to the First Amendment Effective Date (each a "PURCHASING LENDER"), without executing an Assignment Agreement, shall be deemed to have automatically purchased assignments, pro rata from each Lender (in proportion to the amounts to be purchased from such Lender by all Purchasing Lenders) that will have a smaller Pro Rata Share with respect to Loans on the First Amendment Effective Date than its Pro Rata Share immediately prior to the First Amendment Effective Date (each a "SELLING LENDER"), in all such Selling Lenders' rights and obligations under this Agreement and the other Loan Documents with respect to the Loans (collectively, except as set forth below, the "ASSIGNED RIGHTS AND OBLIGATIONS"), and each Selling Lender shall be deemed to have automatically assigned and sold such Loans in such amounts to such Purchasing Lenders, so that, after giving effect to all such assignments, each Lender shall hold its respective Pro Rata Share as set forth in Schedule 2.1A (as adjusted as required under the definition of Pro Rata Share) of the Loans. Each such purchase hereunder shall be at par for a purchase price equal to the principal amount of the purchased Loans and without recourse, representation or warranty, except that each Selling Lender shall be deemed to represent and warrant to each Purchasing Lender that the Assigned Rights and Obligations of such Selling Lender are not subject to any Liens created by that Selling Lender.

                  "Each Purchasing Lender required to make a payment pursuant to any such assignment shall make the net amount of its required payment available to Agent, in same day funds, at the Funding and Payment Office not later than 12:00 Noon (New York time) on the First Amendment Effective Date. Agent shall distribute on the First Amendment Effective Date the proceeds of such amounts to the Selling Lenders entitled to receive payments, pro rata in proportion to the amount each Selling Lender is entitled to receive, at the primary address set forth below such Selling Lender's name on the signature pages hereof or at such other address as such Selling Lender may request in writing to Agent. The purchase of a Loan by a Lender as set forth in this subsection 2.1E shall be deemed to be the making of a Loan to Borrowers on the date such funds are transmitted to Agent; provided, however, that such reallocations described in subsection 2.1E shall not result in breakage fees."

         D. Subsection 2.4A of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:



                                               SCHEDULED REDUCTION
             QUARTER                              OF REVOLVING
              ENDING                            LOAN COMMITMENTS
              ------                            ----------------
September 30, 2000                                $ 3,750,000

December 31, 2000                                 $ 3,750,000

March 31, 2001                                    $ 3,750,000

June 30, 2001                                     $ 3,750,000

September 30, 2001                                $ 3,750,000

December 31, 2001                                 $ 3,750,000

March 31, 2002                                    $ 3,750,000

June 30, 2002                                     $ 3,750,000

September 30, 2002                                $ 3,750,000

December 31, 2002                                 $ 3,750,000

March 31, 2003                                    $ 4,687,500

June 30, 2003                                     $ 4,687,500

September 30, 2003                                $ 4,687,500

December 31, 2003                                 $ 4,687,500

March 31, 2004                                    $ 5,625,000

June 30, 2004                                     $ 5,625,000

September 30, 2004                                $ 5,625,000

December 31, 2004                                 $ 5,625,000

March 31, 2005                                    $ 7,500,000

June 30, 2005                                     $ 7,500,000

September 30, 2005                                $ 7,500,000

December 31, 2005                                 $ 7,500,000

March 31, 2006                                    $10,312,500

June 30, 2006                                     $10,312,500

September 30, 2006                                $10,312,500

December 31, 2006                                 $10,312,500



         E. Subsection 2.4B(iii)(a)(1) of the Credit Agreement is hereby amended by adding the following proviso immediately after the first proviso to the first sentence thereof:

         "; provided, further that no such Net Cash Proceeds from a sale or transfer of Transferred Tower Sites permitted under subsection 7.7(vii) shall be so applied"

1.3      AMENDMENT TO SECTION 5. REPRESENTATIONS AND WARRANTIES

         Section 5 of the Credit Agreement is hereby amended by adding at the end thereof a new subsection 5.19 as follows:

         "5.19             YEAR 2000 PROBLEMS.

                  The Credit Parties have (i) engaged in a process of assessment of the existence of the Year 2000 Problems reasonably appropriate to the scope and complexity of their respective Systems; (ii) adopted and are implementing a plan of correction ("PLAN OF CORRECTION") which the Credit Parties reasonably believe will result in a substantial elimination of Year 2000 Problems before any processing failure of a System or of Systems due to Year 2000 Problems which might have a material adverse effect on the business, operations or financial performance of the Credit Parties; (iii) adopted and are implementing validation procedures reasonably calculated to test on an ongoing basis the sufficiency of the Plan of Correction, its implementation, and the correction of Year 2000 Problems in any System; and (iv) adopted and are implementing policies and procedures requiring regular reports to, and monitoring by, senior management of the Credit Parties concerning the foregoing matters."

1.4      AMENDMENT TO SECTION 6. AFFIRMATIVE COVENANTS

         Section 6 of the Credit Agreement is hereby amended by adding at the end thereof new subsections 6.13 and 6.14 as follows:

         "6.13             YEAR 2000 PROBLEMS.

                  Borrowers shall perform all acts reasonably necessary to ensure that each Credit Party becomes Year 2000 Compliant in a timely manner and in any event by November 15, 1999. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of each Credit Party's Systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such Systems. As used in this subsection 6.13, "YEAR 2000 COMPLIANT" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems owned, leased or otherwise controlled and utilized by or material to the business operations or financial condition of such entity will properly perform date sensitive functions before, during and after the year 2000."

         "6.14             COLLATERAL MATTERS RELATING TO FIRST AMENDMENT.

                  No later than 10 Business Days after the First Amendment Effective Date, Borrowers shall have delivered to Agent (i) instruments reasonably satisfactory to Agent amending the Mortgages, as appropriate, to reflect the increase in Commitments and the extension of the Stated Maturity Date pursuant to this Amendment and (ii) a certificate of Borrowers dated the date which is 10 days after the First Amendment Effective Date certifying that since the First Amendment Effective Date Borrowers have not created, assumed, incurred or suffered to exist any Lien on the Collateral subject to the Mortgages or any part thereof except for Permitted Encumbrances. Promptly after the First Amendment Effective Date, a title report and/or other lien searches reasonably requested by Agent with respect to the Collateral subject to the Mortgages, the results of which report and searches shall be satisfactory to Agent.

1.5      AMENDMENTS TO SECTION 7: NEGATIVE COVENANTS

         A. Subsection 7.3 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subdivision (viii) thereof, (ii) deleting the "." at the end of subdivision (ix) thereof and substituting therefor ";", and
(iii) adding at the end thereof new subdivisions (x) and (xi) as follows:

                  "(x) So long as no Event of Default or Potential Event of Default shall have occurred and be continuing, or would result therefrom, Borrowers and their respective Subsidiaries may, on or after the First Amendment Effective Date, make other Investments in businesses or Persons not engaged in the radio broadcasting business; provided that (a) any Cash consideration paid or advanced to make any such Investment, together with all Cash consideration paid or advanced to make all such Investments made pursuant to this clause (x), shall not exceed $5,000,000 in the aggregate, and (b) the value of any non-Cash consideration paid or advanced to make any such Investment, together with the value of all non-Cash consideration paid or advanced to make all such

         Investments described under this clause (x), shall not exceed $20,000,000 in the aggregate (it being understood that the value of any such non-Cash consideration shall be determined in good faith by Borrowers at the time such consideration is paid or advanced to make the applicable Investment); and

                  "(xi) Borrowers and their Subsidiaries may make Investments consisting of the promissory note or notes received in connection with the sale or transfer of the Transferred Tower Sites permitted under subsection 7.7(vii)."

         B. Subsection 7.6C of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting therefor the following:



                                                                MAXIMUM
                                                             COMBINED TOTAL
               PERIODS                                         DEBT RATIO
               -------                                         ----------
April 1, 1999 - September 30, 1999                             6.00:1.00

October 1, 1999 - June 30, 2000                                5.75:1.00

July 1, 2000 - December 31, 2001                               5.50:1.00

January 1, 2002 - December 31, 2002                            5.00:1.00

January 1, 2003 - December 31, 2003                            4.50:1.00

January 1, 2004 - December 31, 2004                            4.00:1.00

January 1, 2005 and thereafter                                 3.50:1.00



         C. Subsection 7.7 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (b)(3) of subdivision (iv) thereof, (ii) deleting the "." at the end of subdivision (v) thereof and substituting therefor ";", and (iii) adding at the end thereof new subdivisions (vi), (vii) and (viii) as follows:

                  "(vi) At any time on or after the First Amendment Effective Date, Borrowers and their respective Subsidiaries may acquire by purchase or otherwise all or substantially all the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business of any Person to the extent such acquisition constitutes an Investment otherwise permitted under subsection 7.3(x);

                  "(vii) At any time after the First Amendment Effective Date, Borrowers and their respective Subsidiaries may sell or otherwise transfer the Transferred Tower Sites to BFT; provided that (a) the consideration for such sale or transfer shall consist of a promissory note or notes in an aggregate principal amount of not less than $1,300,000, which shall have a final maturity of not more than 10 years from the date of issuance thereof, shall provide for monthly cash interest at a per annum rate of not less than 6.0%, and shall provide for monthly repayments of principal such that the amount of each monthly installment of principal and interest through and including the last such installment shall be equal to each other such installment, (b) those Borrowers which are transferors of such Transferred Tower Sites (collectively, the "TRANSFEROR BORROWERS") shall, concurrently with such sale or transfer, enter into lease contracts with BFT for such Transferred Tower Sites, which contracts shall be in form and substance reasonably satisfactory to Agent, and (c) in any event, in any month following such transfer the aggregate of all lease payments for such Transferred Tower Sites made in such month by Transferor Borrowers shall not exceed the amount of the installment of principal and interest paid during such month in cash to Borrowers pursuant to the promissory note or notes referred to in the preceding clause (a); and

                  "(viii) At any time after the First Amendment Effective Date, notwithstanding anything to the contrary in any Loan Document, equity interests in any one or more of Borrowers may be transferred to a trust or trusts so long as (a) each transferee of such equity interests shall pledge, concurrently with such transfer, such equity interests as collateral to secure the Obligations on terms identical in all material respects as (and pursuant to documentation identical in all material respects to the Collateral Documents pursuant to which) such equity interests are pledged to Agent for the benefit of Lenders immediately prior to such transfer, and all documentation relating to such transfer and such pledge shall be delivered to, and shall be in form and substance reasonably satisfactory to, Agent; (b) Borrowers and each such transferee shall deliver to Agent such organizational documents, good standing certificates, incumbency certificates, and other evidence of due authorization, execution, and delivery of such documents by each such transferee as Agent may reasonably require, and such evidence shall be in form and substance reasonably satisfactory to Agent (provided, however, that any provisions of the trust documents relating solely to assets not constituting Collateral may be redacted prior to delivery if the relevant parties certify to the foregoing); and (c) Agent shall have received an opinion of counsel to each such transferee reasonably satisfactory to Agent and its counsel, in form and substance reasonably satisfactory to Agent and its counsel, setting forth (with respect to the relevant transferees) substantially the matters set forth as to the Credit Parties in the opinions of counsel delivered as of the Closing Date to the extent relevant to the execution of the documents referred to in the preceding clauses (a) and (b) and the pledge of such equity interests, and such other opinions relating to such transfer and pledge as Agent may reasonably require."

         D. Subsection 7.11 of the Credit Agreement is hereby amended by deleting the first proviso thereto and substituting therefor the following:

         "; provided that the foregoing restrictions shall not apply to (i) any transactions between or among the Borrowers and any of their respective wholly-owned Subsidiaries or between or among any such Subsidiary and any of its wholly-owned Subsidiaries, (ii) reasonable and customary fees paid to members of the Board of Directors of the Credit Parties and their respective Subsidiaries, (iii) the Management Agreements,
         (iv) the transfer of the Transferred Tower Sites to BFT, together with the issuance of the promissory notes and the entry into the lease contracts (and the performance thereof) described in subsection 7.7(vii), so long as such transfer, promissory notes and lease contracts are permitted under and meet the requirements of such subsection, and (v) the payment by Borrowers and their Subsidiaries of insurance premiums and tax liabilities attributable to the Transferred Tower Sites, so long as the aggregate amount of such premiums and tax liabilities shall not exceed $200,000 in any 12-month period"

         E. Subsection 7.13 of the Credit Agreement is hereby amended by adding at the end thereof a new sentence as follows:

         "Anything to the contrary in this subsection 7.13 notwithstanding, Borrowers and their Subsidiaries may engage, pursuant to Investments permitted under subsection 7.3(x), in the business conducted by the businesses or Persons acquired through such Investments."

1.6      ADDITIONAL SCHEDULES AND EXHIBIT; SUBSTITUTION OF EXHIBIT

         A. The Credit Agreement is hereby amended by adding a new Schedule 2.1A and a new Schedule 7.7(vii) thereto in the forms of Annex A and Annex B, respectively, to this Amendment.

         B. The Credit Agreement is hereby further amended by adding a new
Exhibit XVIII thereto in the form of Annex C to this Amendment.

         C. Exhibit IV to the Credit Agreement is hereby amended by deleting said Exhibit IV in its entirety and substituting in place thereof a new Exhibit IV in the form of Annex D to this Amendment.


SECTION 2.        CONDITIONS TO EFFECTIVENESS

                  Section 1 of this Amendment shall become effective upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT EFFECTIVE DATE"):

         A. On or before the First Amendment Effective Date, each Credit Party shall have delivered to Lenders (or to Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the First Amendment Effective
Date:

                  (i) Certified copies of the Certificate or Articles of Incorporation or Certificate of Limited Partnership of such Credit Party together with a good standing certificate from the Secretary of State of its state of organization and, to the extent generally available, a certificate or other evidence of good standing as to payment of any applicable franchise or similar taxes from the appropriate taxing authority of such state, each dated a recent date prior to the First Amendment Effective Date;

                  (ii) Copies of its Bylaws or Partnership Agreement, as applicable, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary (or the secretary or assistant secretary of its general partner), or in lieu thereof a certificate of such secretary or assistant secretary to the effect that there have been no amendments to such Bylaws or Partnership Agreement after the Closing Date;

                  (iii) Resolutions of its Board of Directors or other authorizing body or Person approving and authorizing the execution, delivery and performance of this Amendment, the New Notes (as defined below) and each Loan Document to which it is to be a party in connection with this Amendment, certified as of the First Amendment Effective Date by its corporate secretary or an assistant secretary (or the secretary or assistant secretary of its general partner) as being in full force and effect without modification or amendment;

                  (iv) Signature and incumbency certificates of the officers (or the officers of the general partner) of such Person executing this Amendment, the New Notes and each Loan Document to which it is to be a party in connection with this Amendment; and

                  (v) Executed originals of (A) in the case of Borrowers, this Amendment, Revolving Notes in substantially the form of Annex D hereto drawn to the order of each Lender and with appropriate insertions (collectively, the "NEW NOTES") and the Acknowledgment and Consent and
         (B) in the case of each other Credit Party, the Acknowledgment and Consent.

         B. So long as each Lender shall have executed this Amendment, Agent shall have received from Borrowers (a) for distribution to each Lender that has executed and delivered this Amendment on or prior to 5:00 p.m. (New York City time) on August 11, 1999, an amendment fee in an amount equal to .125% of the Revolving Loan Exposure of such Lender as of such time, and (b) for distribution to each Lender whose Revolving Loan Commitment will increase upon the effectiveness of the First Amendment, a fee in an amount equal to .25% of such increase.

         C. Borrowers shall have delivered to Agent for Lenders (with sufficient originally executed copies for each Lender and its counsel) originally executed copies of one or more favorable written opinions of Latham & Watkins, special counsel to the Credit Parties, dated the First Amendment Effective Date and in form and substance reasonably satisfactory to Agent and its counsel, regarding the matters set forth in paragraphs A, B and E of Section 3 of this Amendment and as to such other matters as Agent acting on behalf of Lenders may reasonably request.

         D. Borrowers shall have delivered to Agent a certificate of Borrowers dated the First Amendment Effective Date certifying that since the Closing Date Borrowers have not created, assumed, incurred or suffered to exist any Lien on the Collateral subject to the Mortgages or any part thereof except for Permitted Encumbrances.

SECTION 3.        BORROWERS' REPRESENTATIONS AND WARRANTIES

                  In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

         A. POWER AND AUTHORITY. Each Credit Party is a corporation, limited liability company, partnership or limited partnership validly existing and in good standing under the laws of its state of organization. Each Credit Party has all requisite corporate, partnership or limited partnership power and authority to enter into this Amendment, the New Notes and the Acknowledgment and Consent (in each case to the extent it is a party thereto) and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (as so amended, the "AMENDED AGREEMENT") and the New Notes (in each case to the extent it is a party thereto).

         B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Amendment, the New Notes and the Acknowledgment and Consent and the performance of the Amended Agreement and the New Notes have been duly authorized by all necessary corporate, partnership or limited partnership action on the part of each Credit Party.

         C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment, the New Notes and the Acknowledgment and Consent (in each case to the extent it is a party thereto) and the performance by Borrowers of the Amended Agreement and the New Notes do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Credit Party, the Certificate or Articles of Incorporation, Certificate of Limited Partnership, Partnership Agreement or Bylaws of any Credit Party or any order, judgment or decree of any court or other agency of government binding on any Credit Party,
(ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Credit Party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Loan Documents in favor of Agent on behalf and for the ratable benefit of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Credit Party.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party of this Amendment, the New Notes and the Acknowledgment and Consent (in each case to the extent it is a party thereto) and the performance by Borrowers of the Amended Agreement and the New Notes do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body including, without limitation, the FCC, except for filings required in connection with the perfection of the security interests or the exercise of the rights granted pursuant to the Security Documents and filings required with the FCC in connection with the Acquisitions contemplated by the Permitted Acquisition Documents and the filing of this Amendment and related documents with the FCC.

         E. BINDING OBLIGATION. This Amendment, the Amended Agreement, the New Notes and the Acknowledgment and Consent have been duly executed and delivered by each Credit

Party which is a party thereto and are the legally valid and binding obligations of each such Credit Party, enforceable against each such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 4.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof'", "herein" or words of like import referring to the Credit Agreement, and each reference in the other applicable Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein or therein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Borrowers acknowledge that all reasonable costs, fees and expenses incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers, jointly and severally.

         C. REALLOCATION OF LOANS. On the Business Day immediately prior to the First Amendment Effective Date, Agent shall calculate the appropriate prospective adjustments to the Register to reflect any reallocation of Loans in accordance with the applicable Pro Rata Shares of the relevant Lenders after giving effect to the increase in Commitments on such date and shall (a) notify each such Lender and Borrowers of the amounts of such reallocation and (b) notify each such Lender of the amounts, representing the principal amount of such outstanding Loans on the First Amendment Effective Date which are required to be made by such Lender or which shall be repaid to such Lender, which such Lender will either advance or receive, respectively, as a result of the reallocation and the assignments described in the amendment to subsection 2.1E contained in
Section 1.2C of this Amendment.

         D. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         E. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         F. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than Section 1 hereof) shall become effective upon the execution of a counterpart hereof by each Lender and Borrower and receipt by Borrowers and Agent of written or telephonic notification of such execution and authorization of delivery thereof.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

         BORROWERS:              BEASLEY FM ACQUISITION CORP.



                                 By: /s/ Caroline Beasley
                                    -----------------------------------------
                                    Name: Caroline Beasley
                                    Title: Secretary


                                 BEASLEY BROADCASTING OF EASTERN NORTH
                                  CAROLINA, INC.


                                 By: /s/ Caroline Beasley
                                    -----------------------------------------
                                    Name: Caroline Beasley
                                    Title: Asst. Secretary/VP


                                 BEASLEY BROADCASTING OF EASTERN
                                  PENNSYLVANIA, INC.



                                 By: /s/ Caroline Beasley
                                    -----------------------------------------
                                    Name: Caroline Beasley
                                    Title: Secretary



                                 BEASLEY BROADCASTING OF ARKANSAS, INC.



                                 By: /s/ Caroline Beasley
                                    -----------------------------------------
                                    Name: Caroline Beasley
                                    Title: Secretary

                                W&B MEDIA, INC.



                                By: /s/ Caroline Beasley
                                   -----------------------------------------
                                   Name: Caroline Beasley
                                   Title: Vice President/Secretary/Treasurer


                                BEASLEY BROADCASTING OF SOUTHWEST
                                 FLORIDA, INC.



                                By: /s/ Caroline Beasley
                                   -----------------------------------------
                                   Name: Caroline Beasley
                                   Title: Secretary


                                BEASLEY BROADCASTING OF COASTAL
                                 CAROLINA, INC.


                                By: /s/ Caroline Beasley
                                   -----------------------------------------
                                   Name: Caroline Beasley
                                   Title: Secretary/Treasurer


                                BEASLEY-REED ACQUISITION PARTNERSHIP

                                By:  BEASLEY FM ACQUISITION CORP.,
                                     its general partner



                                     By: /s/ Caroline Beasley
                                        ------------------------------------
                                        Name: Caroline Beasley
                                        Title: Secretary

                                 BEASLEY RADIO, INC.



                                 By: /s/ Caroline Beasley
                                    -----------------------------------------
                                    Name: Caroline Beasley
                                    Title: Secretary

LENDERS:                         BANK OF MONTREAL, CHICAGO BRANCH,
                                 individually and as Agent


                                 By: /s/ Juliet Barnes
                                    -----------------------------------------
                                    Name: Juliet Barnes
                                    Title: Director


                                 FLEET NATIONAL BANK


                                 By: /s/ Garret Komjathy
                                    -----------------------------------------
                                    Name: Garret Komjathy
                                    Title: Vice President


                                 KEY CORPORATE CAPITAL INC.


                                 By: /s/ Jason R. Weaver
                                    -----------------------------------------
                                    Name: Jason R. Weaver
                                    Title: Vice President



                                 BANK OF AMERICA, N.A.


                                 By: /s/ Todd Shipley
                                    -----------------------------------------
                                    Name: Todd Shipley
                                    Title: Senior Vice President



                                 PARIBAS (formerly known as Banque Paribas)


                                 By: /s/ Linda Aleshire
                                    -----------------------------------------
                                    Name: Linda Aleshire
                                    Title: Director


                                 By: /s/ Thomas G. Brandt
                                    -----------------------------------------
                                    Name: Thomas G. Brandt
                                    Title: Managing Director

                                 THE BANK OF NEW YORK


                                 By: /s/ Cynthia L. Rogers
                                    -----------------------------------------
                                    Name: Cynthia L. Rogers
                                    Title: Vice President


                                 UNION BANK OF CALIFORNIA


                                 By: /s/ Stender E. Sweeney
                                    -----------------------------------------
                                    Name: Stender E. Sweeney
                                    Title: Assistant Vice President

                                     ANNEX A



                                  SCHEDULE 2.1A

                    LENDERS' COMMITMENTS AND PRO RATA SHARES



                  LENDER                     COMMITMENT          PRO RATA SHARE
                  ------                     ----------          --------------
Bank of Montreal, Chicago Branch           $30,000,000.00           20.0000%

Union Bank of California                   $24,500,000.00           16.3333%

Fleet National Bank                        $24,500,000.00           16.3333%

Key Corporate Capital Inc.                 $21,000,000.00           14.0000%

The Bank of New York                       $20,000,000.00           13.3333%

Bank of America, N.A.                      $16,000,000.00           10.6667%

Paribas                                    $14,000,000.00            9.3333%

Total                                       $150,000,000             100.00%

                                     ANNEX B

                                SCHEDULE 7.7(VII)

                                   TOWER SITES

WIKS-FM          Own tower, lease land
WIKS-FM          100 ft. tower that provides link to main tower
WMGV-FM          Own tower and land
WTEL-AM          Own tower and land
WQAM-AM          Back up tower in Biscayne Bay.  Own tower, lease land
WZFX-FM          Own tower, lease land
WRXK-FM          500 ft. tower that provides link to main tower which is leased
WKML-FM          Own tower and land
WWDB-AM          Own tower and land
WTMR-AM          Own tower and land
WFLB-FM          Own tower and land - backup site for WFLB
WAZZ-AM          Own tower and land
WNCT-AM          Own tower, lease land

                                     ANNEX C

                                  EXHIBIT XVIII

                      [FORM OF ACKNOWLEDGMENT AND CONSENT]

                           ACKNOWLEDGMENT AND CONSENT

                  This ACKNOWLEDGMENT AND CONSENT (this "ACKNOWLEDGMENT AND CONSENT") is dated as of August ___, 1999 and entered into by the undersigned, and is made with reference to that certain Credit Agreement dated as of March 30, 1998, as amended by that certain First Amendment to Credit Agreement (the "FIRST AMENDMENT") dated as of the date hereof (such agreement as amended, and as it may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among Beasley FM Acquisition Corp., a Delaware corporation ("FM ACQUISITION CORP."), Beasley Broadcasting of Eastern North Carolina, Inc., a North Carolina corporation ("BEASLEY OF NORTH CAROLINA"), Beasley Broadcasting Of Eastern Pennsylvania, Inc., a Delaware corporation ("BEASLEY OF PENNSYLVANIA"), Beasley Broadcasting Of Arkansas, Inc., a Delaware corporation ("BEASLEY OF ARKANSAS"), W&B Media, Inc., a North Carolina corporation ("W&B"), Beasley Broadcasting Of Southwest Florida, Inc., a Delaware corporation ("BEASLEY OF FLORIDA"), Beasley Broadcasting Of Coastal Carolina, Inc., a Delaware corporation ("BEASLEY OF COASTAL CAROLINA"), Beasley-Reed Acquisition Partnership, a Delaware general partnership ("BEASLEY-REED"), and Beasley Radio, Inc., a Delaware corporation ("BEASLEY RADIO"; each of FM Acquisition Corp., Beasley of North Carolina, Beasley of Pennsylvania, Beasley of Arkansas, W&B, Beasley of Florida, Beasley of Coastal Carolina, Beasley-Reed and Beasley Radio is a "BORROWER" and collectively, the "BORROWERS"), the financial institutions from time to time party thereto as Lenders ("LENDERS"), and Bank of Montreal, Chicago Branch, as Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                  Each Borrower is a party to the Pledge and Security Agreement, as amended through the date hereof, pursuant to which such Borrower has secured the Obligations of the Borrowers by granting to Agent, for the benefit of Agent and Lenders, (i) a first priority lien on substantially all of its property and
(ii) a first priority lien on all the capital stock or other equity interests of its direct Subsidiaries. Certain of the Borrowers are parties to the Mortgages, pursuant to which each such Borrower has granted to Agent, for the benefit of Agent and Lenders, a first priority lien on the Initial Mortgaged Properties and the Subsequent Mortgaged Properties to secure the Obligations of the Borrowers. Each of the Persons indicated as Subsidiary Guarantors on the signatures pages hereof (each, a "SUBSIDIARY GUARANTOR") is a party to the Subsidiary Guaranty and the Pledge and Security Agreement, in each case as amended through the date hereof, pursuant to which such Subsidiary Guarantor has granted to Agent, for the benefit of Agent and Lenders, (i) a first priority lien on substantially all of its property and (ii) a first priority lien on all the capital stock or other equity interests of its direct Subsidiaries to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. Certain of the Subsidiary Guarantors are parties to the Mortgages, pursuant to which each such Subsidiary Guarantor has granted to Agent, for the benefit of Agent and Lenders, a first priority lien on the Initial Mortgaged Properties and the Subsequent Mortgaged Properties to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. Each of the Borrowers and the Persons indicated as Subordinated Creditors on the signature pages hereof (each, a "SUBORDINATED CREDITOR") is a party to the Affiliate Subordination Agreement, as amended through the date hereof, pursuant to which such Subordinated Creditor has subordinated in favor of Agent the "Subordinated Debt" (as defined in the Affiliate Subordination Agreement) to the "Senior Indebtedness" (as defined in the Affiliate Subordination Agreement). FM Acquisition Corp. and Reed Miami Holdings, Inc. ("REED" or "PARTNER PLEDGOR") are parties to the Beasley-Reed Pledge Agreement pursuant to which FM Acquisition Corp. and Reed have secured the Obligations of the Borrowers by granting to Agent, for the benefit of Agent and Lenders, a first priority lien on all the partnership interests in Beasley-Reed to secure the "Secured Obligations" (as defined in the Beasley-Reed Pledge Agreement). The Borrowers, the Subsidiary Guarantors and Reed are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Pledge and Security Agreement, each Mortgage and the Beasley-Reed Pledge Agreement are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

                  Each Credit Support Party and each Subordinated Creditor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement as amended and consents to the amendment of the Credit Agreement effected pursuant to the First Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral or Property encumbered thereby, as the case may be (in each case as such terms are defined in the applicable Credit Support Documents), will continue to guaranty or secure, as the case may be, to the fullest extent possible, the payment and performance of all "Guarantied Obligations" or "Secured Obligations", as the case may be (in each case as such terms are defined in the applicable Credit Support Document). Without limiting the generality of the foregoing, each Credit Support Party hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of the First Amendment, the definition of "Secured Obligations" or "Guarantied Obligations" (in each case as such terms are defined in the applicable Credit Support Document) includes the Obligations of the Borrowers under the Credit Agreement. Each Subordinated Creditor hereby confirms that the Affiliate Subordination Agreement and all "Subordinated Debt" subordinated thereby will continue to be subordinated, to the fullest extent possible, to the payment of all "Senior Indebtedness". Without limiting the generality of the foregoing, each Subordinated Creditor hereby acknowledges and confirms the understanding and intent of such party that, upon the effectiveness of the First Amendment, the definition of "Senior Indebtedness" includes the Obligations of Borrowers under the Credit Agreement.

                  Each Credit Support Party and each Subordinated Creditor acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound and the Affiliate Subordination Agreement shall continue in full force and effect and that all of its obligations thereunder (which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim) shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of the First Amendment. Each Credit Support Party and Subordinated Creditor represents and warrants that all representations and warranties contained in the Credit Agreement and the Credit Support Documents to which it is a party or otherwise bound and the Affiliate Subordination Agreement are true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

                  Each Credit Support Party (other than the Borrowers) and each Subordinated Creditor acknowledges and agrees that (i) notwithstanding the execution of this Acknowledgment and Consent or the conditions to effectiveness set forth in the First Amendment, such Credit Support Party or Subordinated Creditor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to the First Amendment and (ii) nothing in the Credit Agreement, this Acknowledgment and Consent or any other Loan Document shall be deemed to require the consent of such Credit Support Party or such Subordinated Creditor to any future amendments to the Credit Agreement.

                  THIS ACKNOWLEDGMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE UNDERSIGNED SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  [Remainder of page intentionally left blank]

                  IN WITNESS WHEREOF, the undersigned have caused this Acknowledgment and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

                               BEASLEY FM ACQUISITION CORP.



                               By:
                                   -----------------------------------------
                                    Name:
                                    Title:


                               BEASLEY BROADCASTING OF EASTERN NORTH
                                CAROLINA, INC.



                               By:
                                   -----------------------------------------
                                    Name:
                                    Title:


                               BEASLEY BROADCASTING OF EASTERN
                                PENNSYLVANIA, INC.



                               By:
                                   -----------------------------------------
                                    Name:
                                    Title:


                               BEASLEY BROADCASTING OF ARKANSAS, INC.



                               By:
                                   -----------------------------------------
                                    Name:
                                    Title:

                               W&B MEDIA, INC.


                               By:
                                   -----------------------------------------
                                    Name:
                                    Title:


                               BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC.



                               By:
                                   -----------------------------------------
                                    Name:
                                    Title:


                               BEASLEY BROADCASTING OF COASTAL CAROLINA, INC.



                               By:
                                   -----------------------------------------
                                    Name:
                                    Title:


                               BEASLEY-REED ACQUISITION PARTNERSHIP

                               By:      BEASLEY FM ACQUISITION CORP.,
                                        its general partner



                                        By:
                                           ---------------------------------
                                            Name:
                                            Title:


                               BEASLEY RADIO, INC.



                               By:
                                   -----------------------------------------
                                    Name:
                                    Title:

SUBSIDIARY GUARANTORS:

                        WXTU LICENSE LIMITED PARTNERSHIP
                        WPOW LICENSE LIMITED PARTNERSHIP
                        WRXK LICENSE LIMITED PARTNERSHIP
                        WEWO LICENSE LIMITED PARTNERSHIP
                        WAZZ LICENSE LIMITED PARTNERSHIP
                        WDAS LICENSE LIMITED PARTNERSHIP
                        WJHM LICENSE LIMITED PARTNERSHIP
                        WIKS LICENSE LIMITED PARTNERSHIP
                        WMGV LICENSE LIMITED PARTNERSHIP
                        WXNR LICENSE LIMITED PARTNERSHIP
                        WFLB LICENSE LIMITED PARTNERSHIP
                        DILLON LICENSE LIMITED PARTNERSHIP


                        By:      BEASLEY FM ACQUISITION CORP.,
                                 the general partner of each of the foregoing


                                 By:
                                    ----------------------------------------
                                     Name:
                                     Title:


                        KAAY LICENSE LIMITED PARTNERSHIP



                        By: BEASLEY BROADCASTING OF ARKANSAS, INC., its general partner

                                 By:
                                    ----------------------------------------
                                     Name:
                                     Title:

                        WNCT LICENSE LIMITED PARTNERSHIP


                        By:      BEASLEY BROADCASTING OF COASTAL
                                 CAROLINA, INC.,
                                 its general partner


                                 By:
                                    ----------------------------------------
                                     Name:
                                     Title:


                        EASTERN NORTH CAROLINA LICENSE LIMITED PARTNERSHIP


                        By:      BEASLEY BROADCASTING OF EASTERN
                                 NORTH CAROLINA, INC.,
                                 its general partner



                                 By:
                                    ----------------------------------------
                                     Name:
                                     Title:


                        WTEL LICENSE LIMITED PARTNERSHIP


                        By:      BEASLEY BROADCASTING OF EASTERN
                                 PENNSYLVANIA, INC.,
                                 its general partner


                                 By:
                                    ----------------------------------------
                                     Name:
                                     Title:

                        WXKB LICENSE LIMITED PARTNERSHIP


                        By:      BEASLEY BROADCASTING OF SOUTHWEST
                                 FLORIDA, INC.,
                                 its general partner


                                 By:
                                    ----------------------------------------
                                     Name:
                                     Title:

                        WSFL LICENSE LIMITED PARTNERSHIP


                        By:      W&B MEDIA, INC.,
                                 its general partner


                                 By:
                                    ----------------------------------------
                                     Name:
                                     Title:


                        WQAM LICENSE LIMITED PARTNERSHIP


                        By:      BEASLEY-REED ACQUISITION
                                 PARTNERSHIP,
                                 its general partner


                                 By:      BEASLEY FM ACQUISITION CORP.,
                                          its general partner


                                          By:
                                             -------------------------------
                                              Name:
                                              Title:

SUBORDINATED CREDITORS:

                        BEASLEY BROADCASTING OF PHILADELPHIA, INC.



                        By:
                           ------------------------------------------
                             Name:
                             Title:


                        BEASLEY-REED BROADCASTING OF MIAMI, INC.



                        By:
                           ------------------------------------------
                             Name:
                             Title:


                        BEASLEY BROADCASTING MANAGEMENT CORP.



                        By:
                           ------------------------------------------
                             Name:
                             Title:


                        GEORGE BEASLEY,
                        an individual



                        --------------------------------------------

PARTNER PLEDGOR:


                        REED MIAMI HOLDINGS, INC.



                        By:
                           ------------------------------------------
                             Name:
                             Title:

                                     ANNEX D

                  [FORM OF AMENDED AND RESTATED REVOLVING NOTE]

                          BEASLEY FM ACQUISITION CORP.
              BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INC.
               BEASLEY BROADCASTING OF EASTERN PENNSYLVANIA, INC.
                     BEASLEY BROADCASTING OF ARKANSAS, INC.
                                 W&B MEDIA, INC.
                 BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC.
                 BEASLEY BROADCASTING OF COASTAL CAROLINA, INC.
                      BEASLEY-REED ACQUISITION PARTNERSHIP
                               BEASLEY RADIO, INC.


$[1]                                                          NEW YORK, NEW YORK
                                                                AUGUST ___, 1999


                  FOR VALUE RECEIVED, BEASLEY FM ACQUISITION CORP., a Delaware corporation ("FM ACQUISITION Corp."), BEASLEY BROADCASTING OF EASTERN NORTH CAROLINA, INC., a North Carolina corporation ("BEASLEY OF NORTH CAROLINA"), BEASLEY BROADCASTING OF EASTERN PENNSYLVANIA, INC., a Delaware corporation ("BEASLEY OF Pennsylvania"), BEASLEY BROADCASTING OF ARKANSAS, INC., a Delaware corporation ("BEASLEY OF ARKANSAS"), W&B MEDIA, INC., a North Carolina corporation ("W&B"), BEASLEY BROADCASTING OF SOUTHWEST FLORIDA, INC., a Delaware corporation ("BEASLEY OF FLORIDA"), BEASLEY BROADCASTING OF COASTAL CAROLINA, INC., a Delaware corporation ("BEASLEY OF COASTAL CAROLINA"), BEASLEY-REED ACQUISITION PARTNERSHIP, a Delaware general partnership ("BEASLEY-REED"), and BEASLEY RADIO, INC., a Delaware corporation ("BEASLEY RADIO"; each of FM Acquisition Corp., Beasley of North Carolina, Beasley of Pennsylvania, Beasley of Arkansas, W&B, Beasley of Florida, Beasley of Coastal Carolina, Beasley-Reed and Beasley Radio is a "BORROWER" and collectively, the "BORROWERS"), on a joint and several basis, promise to pay to [2] ("PAYEE"), on or before December 31, 2006, the lesser of (x) [3] ($[1]) or (y) the unpaid principal amount of all advances made by Payee to Borrowers as Revolving Loans under the Credit Agreement referred to below.

                  Each Borrower, jointly and severally, also promises to pay interest on the unpaid principal amount hereof, from the date of the making of any advance representing such principal amount until paid in full, at the rates, at the times and from the dates which shall be determined in accordance with the provisions of that certain Credit Agreement dated as of March 30, 1998, as amended by that certain First Amendment to Credit Agreement dated as of August ___, 1999 (such agreement as amended, and as it may be further amended, restated, replaced, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein


--------
[1]      Insert amount of Lender's Revolving Loan Commitment in numbers.
[2]      Insert Lender's name in capital letters.
[3]      Insert amount of Lender's Revolving Loan Commitment in words.

without definition shall have the meanings assigned to those terms in the Credit Agreement) by and among Borrowers, on a joint and several basis, the lenders listed therein (each individually referred to herein as a "LENDER" and collectively as "LENDERS"), and Bank of Montreal, Chicago Branch, as Agent ("AGENT").

                  This Note is one of Borrowers' "Revolving Notes" in the aggregate principal amount of $150,000,000 and is issued, together with the other Revolving Notes, to amend and restate without interruption or novation, certain indebtedness evidenced by the Revolving Notes and is issued pursuant to and entitled to the benefits of the Credit Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are to be repaid.

                  All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the office of Agent located at 115 South LaSalle Street, Chicago, Illinois, or at such other place as shall be designated in writing for such purpose in accordance with the terms of the Credit Agreement. Until notified in writing of the transfer of this Note in accordance with the terms of the Credit Agreement, Borrowers and Agent shall be entitled to deem Payee (or such person who has been identified by the transferor in writing to Borrowers and Agent as the owner and holder of this Note) as the owner and holder of this Note. Each of Payee and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of Borrowers hereunder with respect to payments of unpaid principal or interest on this Note.

                  Whenever any payment on this Note shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of the payment of interest on this Note; provided, however, that in the event that the day on which payment relating to a LIBOR Rate Loan is due is not a Business Day but is a day of the month after which no further Business Day occurs in such month, then the due date thereof shall be the next preceding Business Day.

                  This Note is subject to mandatory prepayment as provided in subsection 2.4B(iii) of the Credit Agreement and to prepayment at the option of Borrowers as provided in subsection 2.4B(i) of the Credit Agreement.

                  THE CREDIT AGREEMENT AND THIS NOTE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                  Upon the occurrence of an Event of Default, the unpaid balance of the principal amount of this Note may become, or may be declared to be, due and payable in the manner, upon the conditions and with the effect provided in the Credit Agreement.

                  The terms of this Note are subject to amendment only in the manner provided in the Credit Agreement.

                  No reference herein to the Credit Agreement and no provision of this Note or the Credit Agreement shall alter or impair the obligations of Borrowers, which are absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

                  Each Borrower, jointly and severally, promises to pay all costs and expenses, including reasonable attorneys' fees, all as provided in subsection 10.2 of the Credit Agreement, incurred in the collection and enforcement of this Note. Each Borrower and any endorsers of this Note hereby consent to renewals and extensions of time at or after the maturity hereof, without notice, and hereby waive diligence, presentment, protest, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

                  This Note is secured by certain Security Documents including, without limitation, the Pledge and Security Agreement and Mortgages.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, each Borrower has caused this Note to be duly executed and delivered by its officer thereunto duly authorized as of the date and at the place first written above.

                          BEASLEY FM ACQUISITION CORP.



                          By:
                             ----------------------------------------------
                               Name:
                               Title:


                          BEASLEY BROADCASTING OF EASTERN
                          NORTH CAROLINA, INC.



                          By:
                             ----------------------------------------------
                               Name:
                               Title:


                          BEASLEY BROADCASTING OF EASTERN
                          PENNSYLVANIA, INC.



                          By:
                             ----------------------------------------------
                               Name:
                               Title:


                          BEASLEY BROADCASTING OF ARKANSAS, INC.



                          By:
                             ----------------------------------------------
                               Name:
                               Title:

                          W&B MEDIA, INC.


                          By:
                             ----------------------------------------------
                               Name:
                               Title:


                          BEASLEY BROADCASTING OF SOUTHWEST
                          FLORIDA, INC.



                          By:
                             ----------------------------------------------
                               Name:
                               Title:


                          BEASLEY BROADCASTING OF COASTAL
                          CAROLINA, INC.



                          By:
                             ----------------------------------------------
                               Name:
                               Title:


                          BEASLEY-REED ACQUISITION
                          PARTNERSHIP

                          By:      BEASLEY FM ACQUISITION CORP.,
                                   its general partner



                                   By:
                                      -------------------------------------
                                        Name:
                                        Title:


                          BEASLEY RADIO, INC.



                          By:
                             ----------------------------------------------
                               Name:
                               Title:

                                  TRANSACTIONS
                                       ON
                                 REVOLVING NOTE


                                                              Outstanding
             Type of       Amount of         Amount of         Principal
            Loan Made      Loan Made      Principal Paid        Balance        Notation
 Date       This Date      This Date         This Date         This Date       Made By
 ----       ---------      ---------         ---------         ---------       -------